UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2017

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Vector Group Ltd. has prepared materials for presentations to investors. The materials are furnished (not filed) as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.1, 99.2 and 99.3 contain the Non-GAAP Financial Measures discussed below.

Please refer to Current Reports on Form 8-K dated March 1, 2017, November 15, 2016 and October 2, 2015 for reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures. Non-GAAP Financial Measures include adjustments for purchase accounting associated with the Company's acquisition of its additional 20.59% interest in Douglas Elliman Realty, LLC, as well as the related purchase accounting adjustments, and assume such acquisition occurred prior to the beginning of each period presented. Non-GAAP Financial Measures also include adjustments for litigation settlement and judgment expenses in the Tobacco segment, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, restructuring and pension settlement expenses in the Tobacco segment, non-cash stock compensation expenses (for purposes of Adjusted EBITDA only) and non-cash interest items associated with the Company's convertible debt.

Adjusted Revenues, New Valley LLC Adjusted Revenues and Douglas Elliman Realty, LLC Adjusted Revenues (hereafter referred to as "the Non-GAAP Revenue Financial Measures") and Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (hereafter, along with the Non-GAAP Revenue Measures referred to as "the Non-GAAP Financial Measures") are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies. In the case of the Non-GAAP Revenue Financial Measures, management believes revenue growth in its real estate segment is an important measure of growth because increased revenues generally result in increased gross margin as a result of absorption of fixed operating costs, which management believes will lead to increased future profitability as well as increased capacity to expand into new and existing markets. A key strategy of the Company is its ability to move into new markets and therefore gross revenues provide information with respect to the Company's ability to achieve its strategic objectives. Management also believes increased revenues generally indicate increased market share in existing markets as well as expansion into new markets. Consequently, management believes the Non-GAAP Revenue Financial Measures are meaningful indicators of operating performance.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

Adjusted Revenues is defined as revenues plus the additional revenues as a result of the consolidation of Douglas Elliman plus one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company’s ownership of Douglas Elliman. EBITDA is defined as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense (for purposes of Adjusted EBITDA only), litigation settlement and judgment expense, settlements of long-standing disputes related to the Master Settlement Agreement (“MSA”), restructuring and pension settlement expense, gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.

New Valley LLC ("New Valley"), the real estate subsidiary of the Company, owns real estate and 70.59% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Adjusted Revenues and New Valley LLC Adjusted EBITDA are defined as the portion of Adjusted Revenues and Adjusted EBITDA that relate to New Valley. New Valley's Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words "could", “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibit

(d) Exhibit.

Exhibit No.	Exhibit
99.1	Investor presentation of Vector Group Ltd. dated March 2017 (furnished pursuant to Regulation FD).
99.2	Fact Sheet of Vector Group Ltd. dated March 2017 (furnished pursuant to Regulation FD).
99.3	Fact Sheet of New Valley LLC dated March 2017 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: March 10, 2017